                                    FORM 8-K/A

                                AMENDMENT NO. 1

                                 CURRENT REPORT


                    Pursuant to Section 13 of 15 (d) of the
                        Securities Exchange Act of 1934

                       March 1, 1999 (October 21, 1998)

                               ----------------
                Date of report (Date of earliest event reported)


                        ARMSTRONG WORLD INDUSTRIES, INC.
             (Exact Name of Registrant as Specified in its Charter)


   PENNSYLVANIA                       1-2116                  23-0366390
   ------------                       ------                  ----------
 (State or Other             (Commission File Number)       (IRS Employer
 Jurisdiction of                                         Identification Number)
 Incorporation)

                             2500 Columbia Avenue
                         Lancaster, Pennsylvania 17603
                         -----------------------------
              (Address of Principal Executive Offices) (Zip Code)

                                 717-397-0611
                                 ------------
             (Registrant's telephone number, including area code)
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ITEM 5.   OTHER EVENTS.
          ------------

This Current Report on Form 8-K/A amends the Current Report on Form 8-K, dated October 21, 1998 of Armstrong World Industries, Inc. (the "Company"), to replace
Item 5 and Item 7(c) thereof in their entirety.

On October 28, 1998, the Company completed an underwritten public offering (the "Bond Offering") under its existing shelf registration statement (File No. 333-
6333) of $180 million aggregate principal amount of 7.45% Senior Quarterly Interest Bonds due 2038. Net proceeds from the Bond Offering will be used to repay short-term indebtedness of the Company.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
         ------------------------------------------------------------------

   (a) Financial Statements.
       --------------------

       None.

   (b) Pro Forma Financial Information.
       -------------------------------

       None.

   (c) Exhibits.
       --------

   Exhibit No.          Description of Document
   -----------          -----------------------

       1.1 Underwriting Agreement, dated as of October 21, 1998, by and among, Morgan Stanley & Co. Incorporated, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Paine Webber Incorporated, Prudential Securities Incorporated, Salomon Smith Barney Inc. and SG Cowen Securities Corporation.*

       1.2 Underwriting Agreement Standard Provisions - Debt Securities and Preferred Stock.*

       4.1 Indenture, dated August 6, 1996, between the Company and The Chase Manhattan Bank, formerly known as Chemical Bank, as successor to Mellon Bank, N.A., as trustee (incorporated by reference to the Company's Registration Statement on Form S-3 (File No. 333-6333), as filed with the Securities and Exchange Commission on June 19,
            1996).*

       4.4 Global Note representing $180 million of 7.45% Quarterly Interest Bonds due 2038.*

       5.1  Opinion of Rogers & Wells LLP.*

       5.2  Opinion of David D. Wilson.*

       23.1 Consent of Rogers & Wells LLP (included as part of Exhibit 5.1).*

       23.2 Consent of David D. Wilson (included as part of Exhibit 5.2).*

* Filed on November 2, 1998 in Armstrong World Industries, Inc. Current Report on Form 8-K, dated October 21, 1998.

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                                   Signatures

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                ARMSTRONG WORLD INDUSTRIES, INC.

Date:  March 1, 1999              By: /s/ Deborah K. Owen
                                      ----------------------------------
                                  Name:  Deborah K. Owen
                                  Title: Senior Vice President, Secretary and
                                         General Counsel



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